Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this quarterly report on Form 10-Q/A of Language Line Holdings, Inc. (the “Company”) for the quarter ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Matthew T. Gibbs II, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(iii)	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(iv)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Language Line Holdings, Inc.

Date: March 17, 2005

/s/ Matthew T. Gibbs II
Matthew T. Gibbs II
Chief Financial Officer and Director
(Principal Financial Officer)

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of this Report.

29